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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 19, 2000


                     Philadelphia Consolidated Holding Corp.
               (Exact Name of Registrant as Specified in Charter)



            Pennsylvania            0-22280               23-2202671
  (State or Other Jurisdiction    (Commission           (IRS Employer'
         of Incorporation)         File Number)        Identification No.)



          One Bala Plaza, Suite 100, Bala Cynwyd, PA          19004
           (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
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ITEM 5.  OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Supplementary Financial Data:

                  - Summary Product Line Totals - for the three months ended September 2000 and 1999.

                  - Summary Product Line Totals - for the nine months ended September 2000 and 1999.

                  - Additional Supplemental Information - for the three and nine months ended September 30, 2000 and 1999.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Philadelphia Consolidated Holding Corp.
                           ----------------------------------------
                           (Registrant)

Dated: October 20, 2000         By:  /s/ Craig P. Keller
                                     -------------------------------------------
                                     Craig P. Keller
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer
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EXHIBIT INDEX

Exhibit          Description                                                         Method of Filing
99.1             Supplementary Financial Data dated October 19, 2000                 Filed electronically herewith.